Dreyfus Variable
Investment Fund,
Money Market Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.


    * Not FDIC-Insured
    * Not Bank-Guaranteed
    * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            15   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas S. Riordan.

When the reporting period began, investors were concerned that global economic weakness might cause a slowdown in the U.S. economy. As it turned out, these fears were unfounded. In fact, it became apparent early in the year that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation. In this environment, yields on money market securities continued to rise.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Money Market Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the 12-month period ended December 31, 1999, the portfolio produced a yield of 4.68% , which, taking into account the effect of compounding, created an effective yield of 4.79%.(1) The portfolio provided a total return of 4.78%(2 ) compared to the Lipper Variable Annuity Money Market Funds category average return of 3.92% for the same period.(3

What factors influenced the portfolio's performance?

As 1999 began, the United States economy was marked by fears of an economic slowdown largely as a result of the Asian financial crisis. The Federal Reserve Board, in an attempt to cushion the economy from negative overseas events, had sharply lowered short-term interest rates. Global markets remained unsettled as 1999 began but the general atmosphere of crisis lifted. As fears waned, the focus of monetary policymakers shifted back to the domestic economy. As the economy showed no signs of slowing, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. But while the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation remained benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology might make it possible for the economy to grow faster than previously thought possible without igniting inflation. Notwithstanding fears that imbalances might eventually derail the nine-year expansion, the U.S. economy continued to grow as the Fed held steady on rates through the first quarter of the year.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

A surprisingly large jump in the Consumer Price Index in May pushed policymakers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift, adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting shift in market psychology, as participants began to anticipate higher rates

That highly anticipated move came in June, when the Fed raised short-term rates by 0.25 percentage points. At the same time, however, it announced that it was shifting its bias back to neutral, indicating no intention of an immediate further rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an end to Fed tightening.

Such hopes would be short-lived as strong economic growth along with anxiety over rising wages and benefits renewed inflationary concern. At its August meeting, the Fed raised short-term interest rates by an additional 0.25 percentage points, signaling its added resolve by also raising the discount rate.

The economy continued to give mixed signals to the money market throughout the third quarter. GDP growth accelerated back to a rapid 4.8%, but key indicators of employment costs, job creation and inflation were at lower levels than would be expected, given such strong economic expansion. These mixed indications led the Fed to hold off on further tightening until November, when continued fear of inflationary pressure caused it to increase short-term interest rates by another
0.25 percentage points.

When the Fed took no action at its December meeting, many analysts considered it to be an attempt to quiet markets that were concerned about potential Y2K disruption. The Fed also added significant reserves to the banking system over year-end to quell liquidity concerns, leading to temporary irregularities and wide fluctuations in short-term interest rates. Despite the temporary drop in rates over year-end due to the added reserves, many believe, now that Y2K issues have been successfully navigated, that the issue of managing sustainable growth should take center stage again.

What is the portfolio's current strategy?

In response to a market environment marked by rising interest rates, the portfolio took on a somewhat defensive strategy. We took two steps to position the portfolio in the current market: we shortened the portfolio's average maturity and built a liquidity cushion. Shorter maturities and a higher level of cash are designed to enable the portfolio to take advantage of a possible further rise in interest rates.

January 14, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE YIELD.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--16.1%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Branch Bank & Trust Co.

   5.04%, 1/10/2000                                                                           2,500,000                2,499,982

First National Bank of Maryland

   5.14%, 2/23/2000                                                                           4,000,000                3,999,804

Royal Bank of Canada

   5.69%, 4/27/2000                                                                           5,000,000  (a)           4,999,201

Union Bank California

   5.98%, 8/1/2000                                                                            5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $16,498,987)                                                                                                 16,498,987
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--51.0%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   4.00%, 1/3/2000                                                                            4,000,000                3,999,111

Associates First Capital Corp.

   4.00%, 1/3/2000                                                                            2,000,000                1,999,556

Atlantis One Funding Corp.

   5.92%, 2/22/2000                                                                           4,000,000                3,966,778

BCI Funding Corp.

   6.05%, 5/2/2000                                                                            5,000,000                4,900,536

Commonwealth Bank of Australia

   6.00%, 4/6/2000                                                                            5,000,000                4,921,600

DaimlerChrysler North America Holding Corp.

   6.10%, 2/29/2000                                                                           5,000,000                4,951,161

Donaldson Lufkin & Jenrette Inc.

   6.22%, 3/3/2000                                                                            4,000,000                3,957,806

General Electric Capital Corp.

   5.93%, 6/16/2000                                                                           5,000,000                4,867,096

Goldman Sachs Group Inc.

   6.07%, 2/29/2000                                                                           5,000,000                4,951,407

Lehman Brothers Holdings Inc.

   6.20%, 3/8/2000                                                                            5,000,000                4,944,074

Santander Finance (DE) Inc.

   5.94%, 3/22/2000                                                                           5,000,000                4,934,469

UBS Finance (DE) Inc.

   4.25%, 1/3/2000                                                                            4,000,000                3,999,056

TOTAL COMMERCIAL PAPER

   (cost $52,392,650)                                                                                                 52,392,650


                                                                                              Principal

CORPORATE NOTES--23.8%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies

   6.52%, 2/22/2000                                                                           4,000,000  (a)           4,000,310

Finova Capital Corp.

   6.09%, 8/15/2000                                                                           2,520,000  (a)           2,519,185

Ford Motor Credit Corp.

   5.70%, 5/5/2000                                                                            5,000,000  (a)           5,000,000

GTE Corporation

   6.22%, 6/12/2000                                                                           5,000,000  (a)           4,998,566

Heller Financial Inc.

   5.90%, 8/7/2000                                                                            3,000,000  (a)           3,000,000

Paine Webber Group Inc.

   6.66%, 4/20/2000-9/15/2000                                                                 5,000,000  (a)           5,000,000

TOTAL CORPORATE NOTES

   (cost $24,518,061)                                                                                                 24,518,061
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--4.9%
------------------------------------------------------------------------------------------------------------------------------------

Old Kent Bank and Trust Co.

  5.71%, 6/2/2000

   (cost $4,998,790)                                                                          5,000,000  (a)           4,998,790
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--9.3%
------------------------------------------------------------------------------------------------------------------------------------

Bank One NA. (Grand Cayman)

   4.50%, 1/3/2000                                                                            4,000,000                4,000,000

Chase Manhattan Bank NA (London)

   4.00%, 1/3/2000                                                                            4,000,000                4,000,000

Republic National Bank of New York (London)

   4.50%, 1/3/2000                                                                            1,564,000                1,564,000

TOTAL TIME DEPOSITS

   (cost $9,564,000)                                                                                                   9,564,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $107,972,488)                                                                           105.1%              107,972,488

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.1%)              (5,245,093)

NET ASSETS                                                                                       100.0%              102,727,395

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           107,972,488   107,972,488

Interest receivable                                                     619,284

Prepaid expenses and other assets                                        12,124

                                                                    108,603,896
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,856

Cash overdraft due to Custodian                                       5,811,117

Accrued expenses and other liabilities                                   36,528

                                                                      5,876,501
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      102,727,395
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     102,731,981

Accumulated net realized gain (loss) on investments                     (4,586)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      102,727,395
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 102,731,981

NET ASSET VALUE, offering and redemption price per share ($)             1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,389,541

EXPENSES:

Investment advisory fee--Note 2(a)                                     512,034

Professional fees                                                       34,337

Custodian fees                                                          26,633

Prospectus and shareholders' reports                                    10,474

Registration fees                                                        3,618

Trustees' fees and expenses--Note 2(b)                                   1,344

Shareholder servicing costs                                                820

Miscellaneous                                                              642

TOTAL EXPENSES                                                         589,902

INVESTMENT INCOME--NET                                               4,799,639
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  (477)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,799,162

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                    ----------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,799,639            3,724,324

Net realized gain (loss) on investments             (477)              (2,038)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                              4,799,162            3,722,286
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,799,639)          (3,724,324)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  89,884,808          98,705,448

Dividends reinvested                            4,799,639           3,724,324

Cost of shares redeemed                      (80,981,281)         (78,031,019)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
   INTEREST TRANSACTIONS                      13,703,166           24,398,753

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,702,689           24,396,715
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                            89,024,706           64,627,991

END OF PERIOD                                 102,727,395           89,024,706

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                            Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999          1998            1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00            1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .047          .050            .050           .050          .055

Distributions:

Dividends from investment income--net                            (.047)        (.050)          (.050)         (.050)        (.055)

Net asset value, end of period                                   1.00          1.00            1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.78          5.12            5.19           5.10          5.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .58           .56             .61            .62           .62

Ratio of net investment income

   to average net assets                                         4.69          5.01            5.08           4.96          5.51

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --           --               --             --           .03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         102,727        89,025          64,628         56,186        45,249


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Money Market Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,429 during the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $4,650 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $850 of the carryover expires in fiscal 2004, $1,300 expires in fiscal 2005, $1,400 expires in fiscal 2006 and $1,100 expires in 2007.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $113 pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  117AR9912